As filed with the Securities and Exchange Commission on May 3, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 28, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2010, Bank of America Corporation (the “Registrant”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Registrant approved an amendment to the Registrant’s 2003 Key Associate Stock Plan (the “Stock Plan,” as amended, the “Amended Stock Plan”) to, among other things, add 500 million shares of the Registrant’s Common Stock to the pool of shares available for awards. The Amended Stock Plan is substantially identical in design to the prior Stock Plan, other than the increase to the share pool and to permit the vesting of awards upon a change in control only if the participant’s employment also is terminated in connection with the change in control. The Amended Stock Plan extended the Stock Plan’s term by two years from December 31, 2013 to December 31, 2015.

A description of the material terms and conditions of the Amended Stock Plan appears on pages 59-70 of the Registrant’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2010 (the “Proxy Statement”). The description, a copy of which is filed as Exhibit 10.1 hereto, is incorporated herein by reference. The description of the Amended Stock Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Stock Plan, which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2010, upon receipt of stockholder approval at the Annual Meeting, the Registrant amended its Amended and Restated Certificate of Incorporation to provide for an increase in the number of shares of the Registrant’s common stock authorized for issuance from 11.3 billion to 12.8 billion. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On April 28, 2010, the Registrant held its Annual Meeting. As of the record date for the Annual Meeting, there were 10,032,241,771 shares, representing 10,057,452,645 votes, entitled to vote on all matters presented to the Registrant’s stockholders at the Annual Meeting. Votes representing 82.34% of the combined voting power of the Registrant’s common stock, Series B Preferred Stock and Series 1-8 Preferred Stock were present in person or represented by proxy.

The following are the voting results on each matter submitted to the Registrant’s stockholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, the 13 nominees for director were elected to the Registrant’s Board of Directors (Proposal 1 below). In addition, management proposals regarding ratification of the retention of PricewaterhouseCoopers LLP as the Registrant’s registered independent public accounting firm for 2010, adoption of an amendment to the Registrant’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, an advisory vote approving executive compensation, and amendment of the Amended Stock Plan (Proposals 2-5 below), as well as an advisory stockholder proposal regarding special stockholder meetings (Proposal 8 below), were approved. Six additional stockholder proposals (Proposals 6-7 and 9-12 below) were not approved.

1.        Election to the Registrant’s Board of Directors the following 13 nominees:

	For	Against	Abstentions	Broker Non-Votes
Susan S. Bies	6,146,947,693	483,330,169	25,980,988	1,625,416,566
William P. Boardman	5,996,053,105	634,163,083	26,042,662	1,625,416,566
Frank P. Bramble, Sr.	6,016,679,945	613,351,587	26,227,318	1,625,416,566
Virgis W. Colbert	5,433,914,792	1,194,504,390	27,839,668	1,625,416,566
Charles K. Gifford	5,989,317,246	641,195,256	25,746,348	1,625,416,566
Charles O. Holliday, Jr.	6,147,724,271	482,381,756	26,152,823	1,625,416,566
D. Paul Jones, Jr.	6,145,225,525	484,651,922	26,351,403	1.625,416,566
Monica C. Lozano	5,777,586,572	852,883,351	25,788,927	1,625,416,566
Thomas J. May	6,032,030,612	597,770,993	26,457,245	1,625,416,566
Brian T. Moynihan	6,147,504,933	483,492,728	25,261,189	1,625,416,566
Donald E. Powell	5,995,310,420	633,911,270	27,037,160	1,625,416,566
Charles O. Rossotti	5,157,660,400	1,471,907,198	26,691,252	1,625,416,566
Robert W. Scully	5,967,301,428	663,073,111	25,884,311	1,625,416,566

2.        Ratification of selection of PricewaterhouseCoopers LLP as the Registrant’s registered independent public accounting firm for 2010.

For	Against	Abstentions
8,092,815,196	142,676,159	46,184,061

3.        Adoption of an amendment to the Bank of America Corporation Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 11.3 billion to 12.8 billion.1

For	Against	Abstentions
7,852,848,003	381,782,877	47,044,536

1 Common Stock only results were 7,832,353,333 For; 380,159,947 Against; and 46,476,429 Abstentions.

4.        An advisory (non-binding) vote approving executive compensation.

For	Against	Abstentions
7,248,696,487	901,070,885	131,908,044

5.        Amendment of the 2003 Key Associate Stock Plan.

For	Against	Abstentions	Broker Non-Votes
5,481,650,234	1,132,620,698	41,987,918	1,625,416,566

6.        Stockholder proposal regarding disclosure of government employment.

For	Against	Abstentions	Broker Non-Votes
683,092,678	4,971,432,113	1,001,734,059	1,625,416,566

7.        Stockholder proposal regarding non-deductible pay.

For	Against	Abstentions	Broker Non-Votes
2,214,136,258	4,350,307,085	91,815,507	1,625,416,566

8.        Stockholder proposal regarding special stockholder meetings.

For	Against	Abstentions	Broker Non-Votes
3,477,323,509	3,123,745,670	55,189,671	1,625,416,566

9.        Stockholder proposal regarding an advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
2,781,783,995	3,532,696,481	341,778,374	1,625,416,566

10.        Stockholder proposal regarding succession planning.

For	Against	Abstentions	Broker Non-Votes
2,645,983,814	3,956,840,679	53,434,357	1,625,416,566

11.        Stockholder proposal regarding over-the-counter derivatives trading.

For	Against	Abstentions	Broker Non-Votes
2,557,310,204	3,977,244,406	121,704,240	1,625,416,566

12.        Stockholder proposal regarding recoupment of incentive compensation paid to senior executives.

For	Against	Abstentions	Broker Non-Votes
2,892,695,327	3,704,497,984	59,065,539	1,625,416,566

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bank of America Corporation

10.1	Summary of Bank of America Corporation 2003 Key Associate Stock Plan, as amended and restated, from pages 59-70 of the Proxy Statement

10.2	Bank of America Corporation 2003 Key Associate Stock Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: May 3, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bank of America Corporation

10.1	Summary of Bank of America Corporation 2003 Key Associate Stock Plan, as amended and restated, from pages 59-70 of the Proxy Statement

10.2	Bank of America Corporation 2003 Key Associate Stock Plan, as amended and restated